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                                                                     Exhibit 4.3


                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                       NORTH AMERICAN ENERGY PARTNERS INC.

                                       AND

                           THE GUARANTORS NAMED HEREIN

                                   AS ISSUERS

                                       AND

                          BNP PARIBAS SECURITIES CORP.

                                       AND

                       RBC DOMINION SECURITIES CORPORATION

                              AS INITIAL PURCHASERS


                          DATED AS OF NOVEMBER 26, 2003

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                          Registration Rights Agreement

          This Registration Rights Agreement (this "Agreement") is made and entered into as of November 26, 2003, by and among North American Energy Partners Inc., a Canadian federal corporation (the "Company"), the Guarantors listed on Schedule I hereto (the "Guarantors" and, together with the Company, the "Issuers") and the Initial Purchasers set forth on Schedule II to the Purchase Agreement (as defined below) (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Issuers' 8 3/4% Senior Notes due 2011 (the "Initial Notes") pursuant to the Purchase Agreement (as defined below).

          This Agreement is made pursuant to the Purchase Agreement, dated as of November 21, 2003 (the "Purchase Agreement"), by and among the Issuers and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Initial Notes (including you and each other Initial Purchaser named in the Purchase Agreement. In order to induce the Initial Purchasers to purchase the Initial Notes, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3(a) of the Purchase Agreement.

          The parties hereby agree as follows:

          Section 1.  Definitions

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Advice: As defined in Section 6(c) hereof.

          Broker-Dealer: Any broker or dealer registered under the Exchange Act.

          Closing Date: The date of this Agreement.

          Commission: The Securities and Exchange Commission.

          Consummate: A registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of all of the following
     (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

          Effectiveness Target Date: As defined in Section 5 hereof.

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          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Exchange Notes: The 8 3/4% Senior Notes due 2011, of the same series under the Indenture as the Initial Notes, to be issued to Holders in exchange for Transfer Restricted Notes pursuant to this Agreement.

          Exchange Offer: The registration by the Issuers under the Securities Act of the Exchange Notes pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Notes the opportunity to exchange all such outstanding Transfer Restricted Notes held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Notes tendered in such exchange offer by such Holders.

          Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

          Guarantor: As defined in the preamble hereto.

          Holders: As defined in Section 2(b) hereof.

          Indemnified Holder: As defined in Section 8(a) hereof.

          Indenture: The Indenture, dated as of November 26, 2003, among the Issuers and Wells Fargo Bank, N.A., as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Initial Notes: The 8 3/4% Senior Notes due 2011, of the same series under the Indenture as the Exchange Notes, for so long as such securities constitute Transfer Restricted Notes.

          Initial Placement: The issuance and sale by the Issuers of the Initial Notes to the Initial Purchasers pursuant to the Purchase Agreement.

          Initial Purchasers: As defined in the preamble hereto.

          Interest Payment Date: As defined in the Indenture and the Notes.

          Liquidated Damages: As defined in Section 5 hereof.

          NASD: The National Association of Securities Dealers, Inc.

          Notes: The Initial Notes and the Exchange Notes.

          Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto,

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     including post-effective amendments, and all material incorporated by reference into such Prospectus.

          Registration Default: As defined in Section 5 hereof.

          Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Notes pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Securities Act: The Securities Act of 1933, as amended.

          Shelf Filing Deadline: As defined in Section 4 hereof.

          Shelf Registration Statement: As defined in Section 4 hereof.

          Transfer Restricted Note: Each Note, until the earliest to occur of
     (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein), (d) the date on which such Note is eligible to be sold without volume or manner of sale restrictions pursuant to paragraph (k) of Rule 144 (or any similar provision then in effect), and (e) the date on which such Note ceases to be outstanding.

          Trust Indenture Act: The Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa to 77bbbb) as in effect on the date of the Indenture.

          Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          Section 2.  Securities Subject To This Agreement

          (a) Transfer Restricted Notes. The notes entitled to the benefits of this Agreement are the Transfer Restricted Notes.

          (b) Holders of Transfer Restricted Notes. A Person is deemed to be a holder of Transfer Restricted Notes (each, a "Holder") whenever such Person owns Transfer Restricted Notes.

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          Section 3.  Registered Exchange Offer

          (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Issuers shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, a single Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer,
(ii) use their respective commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable, but in no event later than 190 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective and (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act, (iv) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (v) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Notes and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

          (b) The Issuers shall use their respective commercially reasonable efforts to (i) keep the Exchange Offer Registration Statement continuously effective and (ii) keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 30 days after the date notice of the Exchange Offer is mailed to the Holders. The Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws and all applicable Canadian securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Issuers shall use their respective commercially reasonable efforts to cause the Exchange Offer to be Consummated promptly after the Exchange Offer Registration Statement has become effective, but in no event later than 225 days after the Closing Date. Any Registration Statement or other document delivered to persons in Canada in connection with the Exchange Offer that constitutes an "offering memorandum" for the purposes of applicable Canadian securities laws shall contain all disclosure required by such laws. The Exchange Notes shall carry the applicable legend specified in
Section 2.5 of Multilateral Instrument 45-102 of the Canadian Securities Administrators. The Issuers shall file all reports required by applicable Canadian securities laws in respect of the issuance of Exchange Notes to persons in Canada.

          (c) The Issuers shall indicate in a "Plan of Distribution" section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Notes that are Transfer Restricted Notes and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Notes acquired directly from the Issuers), may exchange such Initial Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be

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satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

          The Issuers shall use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in order to resell the Exchange Notes or in connection with market-making or other trading activities.

          The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

          Section 4.  Shelf Registration

          (a) Shelf Registration. If (i) the Issuers are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Issuers determine in good faith after consultation with counsel that the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), or (ii) any Holder of Transfer Restricted Notes notifies the Company in writing prior to the 20/th/ day following the consummation of the Exchange Offer that
(A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer, and holds Initial Notes acquired directly from the Issuers or one of their respective affiliates, then, upon such Holder's request, the Issuers shall:

          (x) use their respective commercially reasonable efforts to cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") as promptly as practicable after receipt of notice pursuant to
     Section 4(a) (such date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Notes the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

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          (y)  use their respective commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90/th/ day after the Shelf Filing Deadline.

The Issuers shall use their respective commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Notes entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) two years from the Closing Date or such shorter period that will terminate when all the Transfer Restricted Notes covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated by the Registration Statement and (ii) the date on which the Notes become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act.

          (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement, or be entitled to any Liquidated Damages, if any, with respect thereto, unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          Section 5.  Liquidated Damages

          If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 225 days after the Closing Date or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure to be effective and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Issuers, jointly and severally, hereby agree to pay to each Holder of the Transfer Restricted Notes affected thereby Liquidated Damages in an amount equal to one quarter of one percent (0.25%) per annum on principal amounts of the Transfer Restricted Notes held by such Holder during the 90-day period immediately following the occurrence of any Registration Default and shall increase by an additional one quarter of one percent (0.25%) per annum on the principal amounts of such Transfer Restricted Notes at the end of each subsequent 90-day period, but in no event shall such increase exceed 2.00% per annum (any such interest assessed upon the occurrence of Registration Default is referred to as "Liquidated Damages"); provided, however, that (i) the circumstances under which the Issuers may be required to pay

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Liquidated Damages are not cumulative and (ii) Liquidated Damages on the
Transfer Restricted Notes shall cease to accrue upon the earlier of (a) when all Registration Defaults have been cured or (b) upon the second anniversary of the Closing Date (or if Rule 144(k) is amended to provide for a shorter restrictive period, such shorter period).

          All accrued Liquidated Damages shall be payable, in the manner provided for the payment of interest in the Indenture and the Notes, on each applicable Interest Payment Date (as defined in the Indenture).

          Section 6.  Registration Procedures

          (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Issuers shall comply with all of the provisions of Section 6(c) below, shall use their respective commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Notes shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of any of the Issuers, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Notes shall otherwise cooperate in the Issuers' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and
     (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired by such Holder directly from the Issuers.

          (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Issuers shall comply with all the provisions of
Section 6(c) below and shall use their respective commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuers shall as expeditiously as possible prepare

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and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Notes in accordance with the intended method or methods of distribution thereof.

          (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Notes (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Transfer Restricted Notes by Broker-Dealers), the Issuers shall:

          (i) use their respective commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulations thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Notes during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their respective commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Notes covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the

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     qualification of the Transfer Restricted Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Notes under state securities or Blue Sky laws, the Issuers shall use their respective commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five business days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser of Transfer Restricted Notes covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

          (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the Issuers' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

          (vi) make available at reasonable times for inspection by the Initial Purchasers, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuers, and cause the officers, directors and employees of the Issuers, to supply all information reasonably requested by any such Holder,

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     underwriter, attorney or accountant in connection with such Registration
     Statement subsequent to the filing thereof and prior to its effectiveness;

          (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Notes, information with respect to the principal amount of Transfer Restricted Notes being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Notes to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (viii) if not already rated by an appropriate rating agency, cause the Transfer Restricted Notes covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

          (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto;

          (xi) enter into such customary agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Notes pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Notes or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and in connection with any Underwritten Registration pursuant to a Shelf Registration Statement, the Issuers shall:

               (1) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as

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          are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                    (A) a certificate, dated the date of effectiveness of the Shelf Registration Statement signed by the Chief Financial Officer of the Company, confirming, as of the date thereof, the matters set forth in Section 7(i) of the Purchase Agreement, and such other matters as such parties may reasonably request;

                    (B) an opinion, dated the date of effectiveness of the Shelf Registration Statement of counsel for the Issuers, covering the matters set forth in Section 7(e) of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                    (C) a customary comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement from the Issuers' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(g) of the Purchase Agreement, without exception;

               (2) if requested, set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (3) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers pursuant to this clause (xi), if any.

          If at any time the representations and warranties of the Issuers contemplated in this clause (xi) cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

          (xii) prior to any public offering of Transfer Restricted Notes, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Notes under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Notes covered by the Shelf Registration Statement; provided, however, that no Issuer shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not then so subject;

          (xiii) shall issue, upon the request of any Holder of Initial Notes covered by the Shelf Registration Statement, Exchange Notes pursuant to the Exchange Offer, having an aggregate principal amount equal to the aggregate principal amount of Initial Notes surrendered to the Issuers by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Initial Notes held by such Holder shall be surrendered to the Issuers for cancellation;

          (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Notes to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least five business days prior to any sale of Transfer Restricted Notes made by such underwriter(s);

          (xv) use their respective commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority that may be required to effect the registration contemplated herein of the Transfer Restricted Notes covered by the Registration Statement to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Notes, subject to the proviso contained in clause
     (xii) above;

          (xvi) if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (xvii) provide a CUSIP number for all Exchange Notes not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Exchange Notes which are in a form eligible for deposit with the Depositary Trust Company;

          (xviii) cooperate with any underwriter in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD; and

          (xix) otherwise use their respective commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earning statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Notes are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of the Registration Statement;

          (xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use their respective commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

          (xxi) cause all Transfer Restricted Notes covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Notes or the managing underwriter(s), if any;

          (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and
     Section 15 of the Exchange Act; and

          (xxiii) use their respective commercially reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          Each Holder agrees by acquisition of a Transfer Restricted Note that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Notes pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Notes that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

          Section 7.  Registration Expenses

          All expenses incident to the Issuers' performance of or compliance with this Agreement will be borne by the Issuers, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses); (iv) messenger and delivery services and telephone expenses of the Issuers and all fees and disbursements of counsel for the Issuers; (v) all application and filing fees in connection with listing the Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements thereof; (vi) all fees and disbursements of independent certified public accountants of the Issuers (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vii) all fees and expenses relating to the qualification of the Indenture under the applicable securities laws.

          The Issuers will, in any event, bear their respective internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers.

          Section 8.  Indemnification

          (a) The Issuers jointly and severally agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Issuers may otherwise have.

          (b) Each Holder of Transfer Restricted Notes agrees, severally and not jointly, to indemnify and hold harmless the Issuers and their respective directors and officers who sign a Registration Statement, and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers, and the respective offices, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Issuers to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Issuers or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Notes, such Holder shall have the rights and duties given the Issuers and the Issuers or their respective directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Notes giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and; provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8, except to the extent that any such failure referenced in this sentence results in the forfeiture by the indemnifying party of substantial rights and defenses. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Holders shall have the right to employ counsel to represent jointly the Indemnified Holders and those Indemnified Holders and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Holders against the Issuers under this Section 8 if, in the reasonable judgment of the Indemnified Holders, it is advisable for the Indemnified Holders and those directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Issuers. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuers shall be deemed to be equal to the total net proceeds from the Initial Placement as set forth on the cover page of the Offering Memorandum, dated November 21,
2003), or if such allocation is not permitted by applicable law, the relative fault of the Issuers, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Issuers, on the one hand, and of the Indemnified Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Issuers and each Holder of Transfer Restricted Notes agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Initial Notes held by each of the Holders hereunder and not joint.

          Section 9.  Rule 144A

          Unless any Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Issuers shall, for so long as any Transfer Restricted Notes remain outstanding, make available to any Holder or beneficial owner of Transfer Restricted Notes in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Notes from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Notes pursuant to Rule 144A.

          Section 10. Participation In Underwritten Registrations

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

          Section 11. Selection Of Underwriters

          The Holders of Transfer Restricted Notes covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuers.

          Section 12. Miscellaneous

          (a) Remedies. The Issuers hereby agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any Issuer of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate; provided, however, that any such right to specific performance shall be subject to principles of customary commercial reasonableness, as determined by a court of competent jurisdiction.

          (b) No Inconsistent Agreements. No Issuer will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. No Issuer has entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' securities under any agreement in effect on the date hereof.

          (c) Adjustments Affecting the Securities. The Issuers will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer, unless such action or change is required by applicable law.

          (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Notes. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Notes being tendered or registered; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial

Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii)  if to the Company or any other Issuer:

                    North American Energy Partners Inc.
                    c/o The Sterling Group, L.P.
                    Eight Greenway Plaza, Suite 702
                    Houston, Texas  77046
                    Telephone: (713) 877-8257
                    Facsimile: (713) 877-1824
                    Attention: John Hawkins

                    with a copy to:

                    Bracewell & Patterson, LLP
                    711 Louisiana, Suite 2900
                    Pennzoil Place, South Tower
                    Houston, Texas 77002
                    Telephone: (713) 223-2900
                    Facsimile: (713) 221-1212
                    Attention: Gary W. Orloff

          (iii) if to the Initial Purchasers:

                    BNP Paribas Securities Corp.
                    The Equitable Tower
                    787 Seventh Avenue
                    New York, NY  10019
                    Telephone: (212) 841-3020
                    Facsimile: (212) 841-3561
                    Attention: Douglas Cook

                    RBC Dominion Securities Corp.
                    c/o RBC Capital Markets
                    Legal Department
                    One Liberty Plaza
                    New York New York  10006
                    Telephone: (212) 858-7119
                    Facsimile: (212) 858-7468

                    Attention: Roger Blissett

                    with a copy to:

                    O'Melveny & Myers LLP
                    30 Rockefeller Plaza
                    24/th/ Floor
                    New York, NY  10112
                    Telephone: (212) 408-2400
                    Facsimile: (212) 408-2420
                    Attention: Cristopher Greer, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if faxed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Notes; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Notes from such Holder.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Entire Agreement. This Agreement together with the Purchase Agreement, the Notes, and the Indenture is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        NORTH AMERICAN ENERGY PARTNERS INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN CONSTRUCTION GROUP INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN CAISSON LTD.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN CONSTRUCTION LTD.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN ENGINEERING INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        NORTH AMERICAN ENTERPRISES LTD.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN INDUSTRIES INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN MAINTENANCE LTD.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN MINING INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN PIPELINE INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        NORTH AMERICAN ROAD INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN SERVICES INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN SITE DEVELOPMENT LTD.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NORTH AMERICAN SITE SERVICES INC.


                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        GRIFFITHS PILE DRIVING INC.

                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President


                                        NACG FINANCE, LLC

                                        By: /s/ John D. Hawkins
                                            ------------------------------------
                                            Name:  John D. Hawkins
                                            Title: Vice President

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.


BNP PARIBAS SECURITIES CORP.


By:/s/ Douglas G. Cook
   -------------------------------------
   Name:  Douglas G. Cook
   Title: Managing Director


RBC DOMINION SECURITIES CORPORATION


By:/s/ Nicholas Daifotis
   -------------------------------------
   Name:  Nicholas Daifotis
   Title: Managing Director

                                   Schedule I
                                   ----------

NACG Finance LLC

North American Construction Group Inc.

North American Caisson Ltd.

North American Construction Ltd.

North American Engineering Ltd.

North American Enterprises Ltd.

North American Industries Inc.

North American Maintenance Ltd.

North American Mining Inc.

North American Pipeline Inc.

North American Road Inc.

North American Services Inc.

North American Site Development Ltd.

North American Site Services Inc.

Griffiths Pile Driving Inc.